UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	February 22, 2011

WORTHINGTON INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Ohio	1-8399	31-1189815
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Old Wilson Bridge Road, Columbus, Ohio	43085
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(614) 438-3210

Not Applicable
(Former Name or Former address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                Other Events

On February 22, 2011, Worthington Industries, Inc. (“Worthington”) announced that it has reached an agreement in principle with Marubeni-Itochu Steel America Inc. (MISA) to combine Dietrich Metal Framing and ClarkWestern Building Systems in a newly-formed joint venture.  In the transaction, MISA will acquire a 75% interest of the joint venture, and Worthington will acquire a 25% interest.  As part of the exchange, Worthington will also acquire the assets of the non-automotive service center business of MISA Metals, Inc. (MMI) consisting of three steel processing facilities located in Ohio and Tennessee.  Both parties anticipate the deal will be signed by the end of the month.

Item 9.01               Financial Statements and Exhibits.

(a) – (c)                  Not applicable.

(d)                           Exhibits:

                                99.1   News Release issued by Worthington Industries, Inc. on February 22, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORTHINGTON INDUSTRIES, INC.

Date:	February 22, 2011	By:	/s/ Dale T. Brinkman
Dale T. Brinkman, Vice President -
Administration, General Counsel and Secretary